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                                                                Exhibit 10.S.(2)



                            AMENDED LISTING ONLY TO
                            -----------------------

                      Copy of Form of Severance Agreement
                              dated March 27, 1996
                                    between
                         Inland Steel Industries, Inc.
                                  and each of:



                               Robert J. Darnall
                                  Judd R. Cool
                               William H. Howard
                                Dale E. Wiersbe